Exhibit 99.4

La Rosa Realty Lake Nona, Inc.

Balance Sheets

	June 30, 2023	December 31, 2022
	(Unaudited)	(Audited)

Assets
Current Assets
Cash	$44,365	$144,559
Accounts receivable, net	84,723	166,583
Other current assets	-	10,611
Total current Assets	129,088	321,753

Right of use asset	400,479	445,533

Total Assets	$529,567	$767,286

Liabilities and Stockholders' Deficit

Current Liabilities
Accounts payable	$112,834	$318,878
Accrued expenses	10,016	10,704
Note payable, current	-	5,559
Operating lease liability	89,175	74,607
Total Current Liabilities	212,025	409,748

Note payable, net of current	113,000	107,441
Security deposits payable	2,500	2,500
Operating lease liability, net of current	312,015	370,926
Total Liabilities	639,540	890,615

Commitments and contingencies (Note 4)

Stockholders' Deficit	(109,973)	(123,329)

Total Liabilities and Stockholders' Deficit	$529,567	$767,286

See notes to the unaudited interim financial statements

F-1

La Rosa Realty Lake Nona, Inc.

Statements of Income

	Six Months ended June 30,
	2023	2022
	(Unaudited)	(Unaudited)

Revenue	$4,354,460	$5,024,829

Cost of revenue	3,861,913	4,532,587

Gross Profit	492,547	492,242

Operating Expenses
General and administrative expenses	353,831	342,471
Sales and marketing expenses	17,164	45,883
Total Operating Expenses	370,995	388,354

Income From Operations	121,552	103,888

Other Income (Expense)
Forgiveness of debt	-	20,069
Interest expense	(2,490)	(2,118)
Other Income (Expense)	(2,490)	17,951

Net Income	$119,062	$121,839

See notes to the unaudited interim financial statements.

F-2

La Rosa Realty Lake Nona, Inc.

Statements of Stockholder’s Deficit

Amount
(Unaudited)
Balance as of January 1, 2023	$(123,329)

Net income	119,062

Stockholder distributions	(105,706)

Balance as of June 30, 2023	$(109,973)

Amount

Balance as of January 1, 2022	(135,668)

Net income	121,839

Stockholder distributions	(73,432)

Balance as of June 30, 2022	(87,261)

See notes to the unaudited interim financial statements.

F-3

La Rosa Realty Lake Nona, Inc.

Statements of Cash Flows

	Six Months Ended June 30,
	2023	2022
	(Unaudited)	(Unaudited)
Cash Flows from Operating Activities:
Net Income	$119,062	$121,839
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Amortization of Financing Lease	2,640	-
Forgiveness of debt	-	(20,069)
Provision for bad debts	19,685	-
Changes in Operating Assets and Liabilities:
Accounts receivable	62,176	285,246
Prepaid expenses	10,611	12,399
Accounts payable and accrued expenses	(206,733)	(167,319)
Operating lease liabilities	1,023	-
Net Cash Provided by Operating Activities	8,464	232,096

Cash Flows Used in Investing Activities:
Cash paid for financing lease	(2,952)	-
Net Cash Used in Investing Activities	(2,952)	-

Cash Flows from Financing Activities:
Payments to related party	-	(83,762)
Distributions paid	(105,706)	(73,432)
Net Cash Used in Financing Activities	(105,706)	(157,194)

Net Change in Cash	(100,194)	74,902
Cash at Beginning of Year	144,559	138,814
Cash at End of Period	$44,365	$213,716

Supplemental Disclosures of Cash Flow Information:
Cash Paid During the Period for:
Interest	$3,178	$528
Income taxes	$-	$-

See notes to the unaudited interim financial statements.

F-4

La Rosa Realty Lake Nona, Inc.

Notes to the Interim Unaudited Condensed Consolidated Financial Statements

NOTE 1 - DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS

Nature of Operations

La Rosa Realty Lake Nona, Inc. (the “Company”) provides residential and commercial real estate brokerage services to the public primarily through sales agents. The business also provides coaching and support services to agents on a fee basis.

Liquidity

The Company is subject to the risks and challenges associated with companies at a similar stage of development. These include dependence on key individuals, successful development and marketing of its offerings, and competition with larger companies with greater financial, technical, and marketing resources. Furthermore, during the period required to achieve substantially higher revenue in order to become consistently profitable, the Company may require additional funds that might not be readily available or might not be on terms that are acceptable to the Company. Based on the Company’s current cash position and resources, management believes the Company has adequate resources to fund its operations for the next twelve months from the date these financial statements are made available.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of the Company’s combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Accounts receivable consist of balances due from agents and commissions from closings. The Company records no allowances due to the Company’s ability to collect substantially all receivables. In determining collectability, historical trends are evaluated, and specific customer issues are reviewed on a periodic basis to arrive at appropriate allowances.

F-5

La Rosa Realty Lake Nona, Inc.

Notes to the Interim Unaudited Condensed Consolidated Financial Statements

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurements

The fair value of a financial instrument is the amount that could be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets are marked to bid prices and financial liabilities are marked to offer prices. The fair value hierarchy prioritizes the quality and reliability of the information used to determine fair values. The methodology establishes consistency and comparability by providing a fair value hierarchy that prioritizes the inputs to valuation techniques into three broad levels as follows:

-	Level 1 - Quoted prices in active markets that are unadjusted and accessible at the measurement date for identical, unrestricted assets or liabilities;

-	Level 2 - Quoted prices for identical assets and liabilities in markets that are not active, quoted prices for similar assets and liabilities in active markets or financial instruments for which significant inputs are observable, either directly or indirectly; and

-	Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

ASC 820 requires the use of observable data if such data is available without undue cost and effort. When available, the company uses unadjusted quoted market prices to measure the fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon internally developed models that use current market-based or independently sourced market parameters such as interest rates and currency rates. Items valued using internally generated models are classified according to the lowest level input or value driver that is significant to the valuation.

The determination of fair value considers various factors including interest rate yield curves and time value underlying the financial instruments. In the event of an other-than-temporary impairment of a nonpublic equity method investment, the Company uses the net asset value of its investment in the investee, adjusted using discounted cash flows, for the company’s estimate of the price that it would consider all factors that would impact the investment’s fair value. As of June 30, 2023 and December 31, 2022 the Company did not have any assets or liabilities measured at fair value.

Revenue Recognition

The Company applies the provision of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers (“ASC 606”). The Company measures revenue within the scope of ASC 606 by applying the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the Company satisfies a performance obligation. At contract inception, the Company assesses the goods or services promised within each contract that falls under the scope of ASC 606, determines those that are performance obligations and assesses whether each promised good or service is distinct. The Company then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied. The application of these five steps necessitates the development of assumptions that require judgment.

The Company records revenue based upon the consideration specified in the client arrangement, and revenue is recognized when the performance obligations in the client arrangement are satisfied. A performance obligation is a contractual promise to transfer a distinct good or service to the customer. The transaction price of a contract is allocated to each distinct performance obligation and recognized as revenue when or as, the customer receives the benefit of the performance obligation. Under ASC 606, revenue is recognized when a customer obtains control of promised goods or services in an amount that reflects the consideration the Company expects to receive in exchange for those goods or services.

F-6

La Rosa Realty Lake Nona, Inc.

Notes to the Interim Unaudited Condensed Consolidated Financial Statements

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition (continued)

Real Estate Brokerage Services (Residential)

The Company serves as a licensed broker in the areas in which it operates for the purpose of processing residential real estate transactions. This portion of revenue consists of commissions generated from real estate brokerage services. The Company is contractually obligated to provide for the fulfillment of transfers of real estate between buyers and sellers. The Company provides these services itself and controls the services of its agents necessary to legally transfer the real estate. Consequently, the Company is defined as the principal in the transaction. The Company, as principal, satisfies its obligation upon the closing of a real estate transaction. The Company has concluded that agents are not employees of the Company, rather deemed to be independent contractors. Upon satisfaction of its obligation, the Company recognizes revenue in the gross amount of consideration it is entitled to receive. The transaction price is calculated by applying the Company’s portion of the agreed-upon commission rate to the property’s selling price. The Company may provide services to the buyer, seller, or both parties to a transaction. When the Company provides services to the seller in a transaction, it recognizes revenue for its portion of the commission, which is calculated as the sales prices multiplied by the commission rate for the “buy” side of the transaction. In instances in which the Company represents both the buyer and the seller in a transaction, it recognizes the full commission on the transaction. Commissions revenue contains a single performance obligation that is satisfied upon the closing of a real estate transaction, at which point the entire transaction price is earned. The Company’s customers remit payment for the Company’s services to the title company or attorney closing the sale of property at the time of closing. The Company receives payment upon close of property within days of the closing of a transaction. The Company is not entitled to any commission until the performance obligation is satisfied and is not owed any commission for unsuccessful transactions, even if services have been provided. In addition to commission, revenue from real estate brokerage services (residential) consists of annual and monthly dues charged to our agents for providing systems, accounting, marketing tools, and compliance services. The annual and monthly dues are recognized each month as the services are provided.

Coaching Services

The Company provides mandatory training and guidance to newly licensed agents for their first three sales transactions. Revenue is recognized based on 10% of the commission earned on these transactions payable upon closing of the transaction. Coaches also provide optional special education services throughout the year to agents.

Real Estate Brokerage Services (Commercial)

The Company serves as a licensed broker in the areas in which it operates for the purpose of processing commercial real estate transactions. This portion of revenue consists of commissions generated from real estate brokerage services. The Company is contractually obligated to provide for the fulfillment of transfers of real estate between buyers and sellers. The Company provides these services itself and controls the services of its agents necessary to legally transfer the real estate. Correspondingly, the Company is defined as the principal. The Company, as principal, satisfies its obligation upon the closing of a real estate transaction. The Company has concluded that agents are not employees of the Company, rather deemed to be independent contractors. Upon satisfaction of its obligation, the Company recognizes revenue in the gross amount of consideration it is entitled to receive. The transaction price is calculated by applying the Company’s portion of the agreed-upon commission rate to the property’s selling price. The Company may provide services to the buyer, seller, or both parties to a transaction.

F-7

La Rosa Realty Lake Nona, Inc.

Notes to the Interim Unaudited Condensed Consolidated Financial Statements

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition (continued)

Real Estate Brokerage Services (Commercial), continued

When the Company provides services to the seller in a transaction, it recognizes revenue for its portion of the commission, which is calculated as the sales prices multiplied by the commission rate for the “buy” side of the transaction. In instances in which the Company represents both the buyer and the seller in a transaction, it recognizes the full commission on the transaction. Commissions revenue contains a single performance obligation that is satisfied upon the closing of a real estate transaction, at which point the entire transaction price is earned. The Company’s customers remit payment for the Company’s services to the title company or attorney closing the sale of property at the time of closing. The Company receives payment upon close of property within days of the closing of a transaction at a rate of 10% of the gross commission income. The Company is not entitled to any commission until the performance obligation is satisfied and is not owed any commission for unsuccessful transactions, even if services have been provided.

Revenues from contracts with customers are summarized by category as follows for the six months ended June 30:

	2023	2022
Real Estate Brokerage Services (Residential)	$4,334,874	$4,984,257
Coaching Services	19,586	40,572
Revenue	$4,354,460	$5,024,829

Cost of Revenue

Cost of revenue consists primarily of agent commissions less fees.

Advertising

Advertising costs are expensed as incurred. Advertising expenses for the six months ended June 30, 2023 and 2022 was $6,984 and $7,780, respectively.

Income Taxes

The Company is taxed as an “S” Corporation under the Internal Revenue Code. The Company’s income is included in the stockholder’s income tax returns. Accordingly, the Company generally is not subject to federal or certain state income taxes.

F-8

La Rosa Realty Lake Nona, Inc.

Notes to the Interim Unaudited Condensed Consolidated Financial Statements

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Leases

In February 2016, the FASB established Topic 842, Leases, by issuing ASU No. 2016-02 (“ASU 2016-02”), which requires lessees to recognize leases on balance sheet and disclose key information about leasing arrangements. The new standard establishes a right-of-use (“ROU”) model that requires a lessee to recognize an ROU asset and lease liability on the balance sheet for all leases with a term longer than 12 months. Leases are classified as finance or operating, with classification affecting the pattern and classification of expense recognition in the income statement. The Company adopted ASC 842 as of January 1, 2022 using the modified retrospective basis with a cumulative effect adjustment as of that date. In addition, the Company elected the package of practical expedients permitted under the transition guidance within the new standard, which allowed the Company to carry forward the historical determination of contracts as leases, lease classification and not reassess initial direct costs for historical lease arrangements. Accordingly, previously reported financial statements, including footnote disclosures, have not been recast to reflect the application of the new standard to all comparative periods presented.

Lease assets are included within lease right-of-use assets, and the corresponding lease liabilities are recorded as current portion of long-term leases, and within long-term liabilities as long-term leases, net of the current portion on the consolidated balance sheet as of June 30, 2023.

Adoption of the new lease standard on January 1, 2022 had a material impact on the Company’s consolidated balance sheet. As of June 30, 2023, the Company recognized a right-of-use (“ROU”) asset of $400,479 and offset with lease liability of $401,190. ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. The standard did not materially impact the consolidated statement of operations and consolidated statement of cash flows.

F-9

La Rosa Realty Lake Nona, Inc.

Notes to the Interim Unaudited Condensed Consolidated Financial Statements

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently Issued Accounting Standards

In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, that changes the impairment model for most financial assets and certain other instruments. For receivables, loans and other instruments, entities will be required to use a new forward-looking “expected loss” model that generally will result in the earlier recognition of allowance for losses. In addition, an entity will have to disclose significantly more information about allowances and credit quality indicators. The new standard is effective for the Company for fiscal years beginning after December 15, 2022. The Company adopted the standard beginning in fiscal year 2023. The adoption did not have a material impact on the Company’s consolidated financial statements.

NOTE 3 - CONCENTRATIONS OF BUSINESS AND CREDIT RISK

At times throughout the year, the Company may maintain certain bank accounts in excess of FDIC insured limits of $250,000.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

The Company is obligated under a noncancellable operating lease for office space, which expires in September 2027 with monthly payments of $8,223, plus certain occupancy expenses as prescribed in the lease. The Company is also obligated under a noncancellable financing lease for office equipment, which expires in November 2026 with monthly payments of $492. Lease expense for six months ended June 30, 2023 and 2022 was $52,397 and $80,135, respectively.

F-10

La Rosa Realty Lake Nona, Inc.

Notes to the Interim Unaudited Condensed Consolidated Financial Statements

NOTE 6 - DEBT

Notes Payable

The Company’s notes payable balance consists of the following at June 30:

	2023	2022
Economic Injury Disaster Loans	113,000	113,000
Total Notes Payable	113,000	133,000
Less: Current Portion	-	-
Notes Payable - Long Term	$113,000	$133,000

Economic Injury Disaster Loan

On June 22, 2020 the Company received proceeds from an Economic Injury Disaster Loan (“EIDL” or “the “Loan”) from the Small Business Administration (“SBA”), in the amount of $113,000. The Loan, which is in the form of a promissory note dated June 22, 2020, matures on June 22, 2050 and bears interest at a rate of 3.75% per annum. Payments are to be made monthly beginning as of June 22, 2022. Each payment is to be applied first to the interest accrued to the date of receipt of each payment, and the remaining balance, if any, will be applied to the principal. The loan terms provide for a collateral interest for the SBA and limits the use of proceeds to working capital to alleviate the effects of COVID-19 on the Company’s economic condition. The EIDL program does not currently provide a mechanism for loan forgiveness.

NOTE 7 - SUBSEQUENT EVENTS

On January 6, 2022, the Company and its stockholder's entered into an agreement with La Rosa Holdings Corp. pursuant to which La Rosa Holdings Corp. will acquire 51% of the equity interest in La Rosa Realty Lake Nona, Inc. La Rosa Franchising LLC, with whom, the Company entered into a franchise agreement with in 2019 is a wholly owned subsidiary of La Rosa Holdings Corp. The agreement will close within five days an underwritten initial public offering of La Rosa Holdings Corp.

F-11